Exhibit 99.2

1Q22 EARNINGS REPORT PennyMac Financial Services, Inc. May 2022 REVIEW

2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of interest rates and the COVID- 19 pandemic on our business; future loan origination, servicing and production; future loan delinquencies, forbearances and servicing advances; future early buyout activity and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in prevailing interest rates; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; failure to modify, resell or refinance early buyout loans; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; the discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP. FORWARD-LOOKING STATEMENTS

FIRST QUARTER HIGHLIGHTS

1Q22 Results

Net income	Diluted EPS[1]
$174mm	$2.94

Return on equity	Book value per share
20%	$62.19

Capital Return

Shares repurchased	Dividend per common share
2.3mm	$0.20

PRODUCTION

Pretax income	Consumer direct lock volume	Broker direct lock volume	Government correspondent lock volume	Total loan acquisitions and originations[2]
$9mm	$9.1bn	$3.5bn	$12.5bn	$33.3bn

SERVICING

Pretax income	MSR[1] fair value changes and hedging results	MSR fair value changes and hedging impact to EPS	Pretax income excluding valuation-related items[3]	Total servicing portfolio UPB[1][2]
$225mm	$106mm	$1.32	$86mm	$519bn

INVESTMENT MANAGEMENT

Pretax income	Assets under management	Revenue
$0.1mm	$2.2bn	$10.1mm

Note: All figures are for 1Q22 or as of 3/31/22

(1) EPS = earnings per share. MSR = mortgage servicing rights. UPB = unpaid principal balance

(2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT)

(3) Excludes $324.1 million in MSR fair value increases, $217.9 million in hedging losses and a $32.9 million reversal related to provisions for losses on active loans. See slide 13 for additional details.

3

4 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Have Rapidly Increased • Economic forecasts for 2022 total originations range from $2.6 trillion to $3.1 trillion, reflecting a substantial decline from 2021’s all-time record ‒ Excess industry capacity established in recent years is starting to be right-sized • Purchase origination market expected to comprise the majority of volume for the next few years ‒ Pennymac has historically over-indexed the purchase money market and was the largest producer of purchase-money loans in the U.S. in 2021(4) (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (4/13/22), Fannie Mae (4/11/22), and Freddie Mac (4/18/22) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 5.10% as of 4/28/22. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index. (4) Inside Mortgage Finance. Pennymac collectively refers to PFSI and PMT, a mortgage real estate investment trust listed on the New York Stock Exchange. (2) (3) $1.5 $1.8 $1.9 $1.9 $2.6 $2.7 $0.9 $0.6 $4.1 $4.4 $2.8 $2.5 2020 2021 2022E 2023E Purchase Refinance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30-year fixed rate mortgage Primary/secondary spread

5 • $1.1 billion in revenue from servicing and sub-servicing fees in 2021 • Higher short-term rates expected to drive increased interest income • Cloud-based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Low-cost lead generation for consumer-direct channel • Data-based analytics and insights from servicing system • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology • Offering homeowners insurance to servicing customers through joint venture • Evaluating additional partnerships and revenue opportunities BENEFITS AND POTENTIAL VALUE FROM PENNYMAC’S LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology Low-Cost Marketing Loss Mitigation Ancillary Products and Services 2.2M customers $519B unpaid principal balance

STRONG BALANCE SHEET, CAPITAL MANAGEMENT AND BOOK VALUE GROWTH

Return on Equity (ROE)



13%
22%
61%
29%
20%
2018
2019
2020
2021
1Q22

Book Value Per Share of PFSI



$21.34
$26.26
$47.80
$60.11
$62.19
12/31/18
12/31/19
12/31/20
12/31/21
3/31/22

Total Debt-to-Equity



2.4x
3.0x
3.6x
3.2x
2.0x
12/31/18
12/31/19
12/31/20
12/31/21
3/31/22

- Balanced business model with leadership positions in production and servicing drive profitability across different market environments
- Actively aligning expenses with lower levels of activity, while continuing to drive efficiencies
  - Current expense reduction activity will not be fully reflected in PFSI's financial results for 1-2 quarters
- Track record of successful capital management over 9 years as a publicly traded company
  - Retained earnings continue to drive book value growth
  - Quarterly cash dividend of $0.20
  - Capital remains available for share repurchases; accretive to book value at current price levels
- Unique expertise and well-developed risk management infrastructure
  - Strong balance sheet and equity base with low leverage versus peers
  - Leader in capital markets and interest rate risk management

As we align expenses to lower expected levels of activity and industry capacity adjusts to the contracting mortgage market, ROE is projected to trend lower before returning to its pre-COVID range over time

6

7 PENNYMAC FINANCIAL’S ROBUST RISK MANAGEMENT DISCIPLINES ARE ALIGNED WITH RECENT FHFA PROPOSALS If adopted as proposed, PFSI would be able to meet these requirements without raising additional capital The FHFA re-proposed eligibility standards for non-bank, Agency seller/servicers • Tightened liquidity, net worth and leverage requirements for originators and servicers • Additional requirements for large non-banks ‒ Liquidity buffer ‒ Capital and liquidity plans ‒ Third-party ratings PFSI is well-positioned to meet these requirements given its long-standing commitment to enterprise risk management • Historically operated with low leverage • Strong liquidity and capital planning disciplines ‒ Includes successful hedging of interest rate risk; mitigates liquidity and capital volatility ‒ Robust reserves maintained for stress environments ‒ $3.1 billion(1) in available liquidity at March 31, 2022 • Risk management disciplines fully integrated throughout the organization (1) Available liquidity is unrestricted cash on hand and amounts that can be immediately borrowed on facilities with pledged collateral

2.8% 3.4% 3.7% 4.1% 4.1% 12/31/18 12/31/19 12/31/20 12/31/21 3/31/22 0.5% 0.7% 0.9% 1.6% 1.7% 2018 2019 2020 2021 1Q22 LTM PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 8 Loan Servicing Market Share(1) Correspondent Production Market Share(1) Consumer Direct Market Share(1) Broker Direct Market Share(1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $3.9 billion in total origination volume for 1Q22 LTM. For 1Q22, LTM, we estimate the correspondent channel represented 23% of the overall origination market, retail represented 61%, and broker represented 16%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $519 billion divided by an estimated $12.6 trillion in mortgage debt outstanding. Market share trends in correspondent and broker direct reflect Pennymac’s discipline in the rapidly transitioning origination market 11.8% 15.3% 17.7% 16.7% 15.8% 2018 2019 2020 2021 1Q22 LTM 0.3% 1.2% 2.1% 2.4% 2.2% 2018 2019 2020 2021 1Q22 LTM

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

Correspondent
(UPB in billions)



$51.1
$51.2
$33.8
$17.4
$30.3
$32.8
$17.2
$15.7
$22.7
$22.5
$9.8
$12.7
1Q21
4Q21
1Q22
Government loans(1)
Conventional loans for PMT(2)
Total locks(3)

Consumer Direct
(UPB in billions)



$13.4
$10.7
$4.6
$6.0
$14.2
$10.6
$6.3
$4.3
$9.1
$8.2
$4.6
$3.7
1Q21
4Q21
1Q22
Government loans
Conventional loans
Total locks

Broker Direct
(UPB in billions)



$5.7
$5.1
$4.0
$1.2
$3.9
$3.7
$2.8
$0.9
$3.5
$2.5
$2.0
$0.6
1Q21
4Q21
1Q22
Government loans
Conventional loans
Total locks

April 2022

Locks: (UPB in billions)	$7.5
Acquisitions: (UPB in billions)	$6.5

April 2022

Locks: (UPB in billions)	$1.6
Originations: (UPB in billions)	$1.8
Committed pipeline[4]: (UPB in billions)	$1.9

April 2022

Locks: (UPB in billions)	$0.7
Originations: (UPB in billions)	$0.8
Committed pipeline[4]: (UPB in billions)	$0.9

Note: Figures may not sum due to rounding
(1) For government-insured loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee
(4) Commitments to originate mortgage loans at specified terms at period end

9

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	1Q21				4Q21				1Q22			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
Government Correspondent	$ 16,073	37	$ 60.1	10%	$ 15,059	24	$ 36.3	11%	$ 12,145	23	$ 28.2	12%
Consumer Direct	9,362	477	446.3	76%	10,070	336	338.7	99%	6,471	297	192.3	82%
Broker Direct	4,413	140	61.6	11%	3,155	68	21.4	6%	2,863	62	17.8	8%
Other[2]	n/a	n/a	(43.4)	-7%	n/a	n/a	(75.6)	-22%	n/a	n/a	(19.5)	-8%
Total PFSI account revenues (net of Loan origination expense)	**$ 29,849**	**176**	**$ 524.7**	**90%**	**$ 28,284**	**113**	**$ 320.8**	**94%**	**$ 21,479**	**102**	**$ 218.8**	**93%**
PMT Conventional Correspondent	31,626	19	60.8	10%	13,991	14	20.2	6%	9,720	17	16.8	7%
Total Production revenues (net of Loan origination expense)		**95**	**$ 585.5**	**100%**		**81**	**$ 340.9**	**100%**		**76**	**$ 235.6**	**100%**
Production expenses (less Loan origination expense)	**$ 61,475**	**36**	**$ 222.6**	**38%**	**$ 42,275**	**55**	**$ 234.4**	**69%**	**$ 31,199**	**73**	**$ 226.3**	**96%**
Production segment pretax income		**59**	**$ 362.9**	**62%**		**25**	**$ 106.5**	**31%**		**3**	**$ 9.3**	**4%**

- Production revenue margins were lower driven by the direct lending channels – revenue per fallout adjusted lock for PFSI's own account was 102 basis points in 1Q22, down from 113 basis points in 4Q21
- Production expenses remain elevated given the decline in the size of the overall origination market due to the rapid and substantial increase in mortgage rates
  - Actively adjusting expense levels to better align with lower expected production volumes in 2022

(1) Expected revenue net of direct origination costs at time of lock
(2) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

10

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL 11 • Pennymac remains the largest correspondent aggregator in the U.S. with 765 correspondent sellers • Purchase volume in 1Q22 was 69% of acquisitions, up from 66% in 4Q21 • Lower fulfillment fees Q/Q driven by decline in conventional acquisition volumes ‒ Impacted by significant levels of competition for conventional loans, including from the GSEs • Correspondent volume drives servicing portfolio growth while generating additional leads for consumer direct • Continued success in the channel driven by: ‒ Opportunity to serve customers in our large and growing servicing portfolio ‒ Purchase lock volume in 1Q22 was $791 million, up slightly from $784 million in 4Q21 and up from $514 million in 1Q21 ‒ New Customer Acquisition interest rate lock commitments in 1Q22 totaled $1.3 billion, down from $1.9 billion in 4Q21 and down from $1.5 billion in 1Q21 • Focused on meeting the changing needs of the 2.2 million customers in our servicing portfolio in a higher interest rate environment • Funding volumes were down from 4Q21 consistent with the overall market • Approved brokers totaled 2,210 at March 31, 2022, or approximately 15% of the total population of brokers ‒ Large opportunity with approximately 15,000 brokers and non-delegated sellers active in the market • The channel remains competitive with margins that declined further from 4Q21 levels • Remain optimistic for market share growth over the long term supported by significant investments in technology and the introduction of new products CORRESPONDENT CONSUMER DIRECT BROKER DIRECT Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

SERVICING SEGMENT HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

- Servicing portfolio totaled $518.8 billion in UPB at March 31, 2022, up 2% Q/Q and 16% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- Decrease in delinquency rates as borrowers continue to emerge from forbearance plans
- Decrease in EBO loan volume and modifications as a result of lower delinquency levels and a smaller population of loans eligible to be bought out

Selected Operational Metrics	4Q21	1Q22
Loans serviced (in thousands)	2,147	2,167
60+ day delinquency rate - owned portfolio(1)	4.7%	3.9%
60+ day delinquency rate - sub-serviced portfolio(2)	0.9%	0.7%
Actual CPR - owned portfolio(1)	23.4%	17.1%
Actual CPR - sub-serviced(2)	19.8%	13.0%
UPB of completed modifications ($ in millions)(3)	$6,168	$5,096
EBO loan volume ($ in millions)(4)	$3,663	$2,092

Loan Servicing Portfolio Composition
(UPB in billions)



$448.8
$509.7
$518.8
3/31/21
12/31/21
3/31/22
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)



$509.7
($24.2)
$33.3
$518.8
At 12/31/21
Runoff(5)
Additions from loan production(6)
At 3/31/22

(1) Owned portfolio is predominantly government-insured and guaranteed loans under the FHA (44%), VA (30%), and USDA (11%) programs. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate.
(2) Represents PMT's MSRs. Excludes distressed loan investments.
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Also includes loans sold with servicing released in connection with any asset sales by PMT
(6) Includes consumer and broker direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

12

PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	1Q21		4Q21		1Q22	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 266.7	24.4	$ 296.6	23.6	$ 296.1	23.0
Realization of MSR cash flows	(82.7)	(7.6)	(97.0)	(7.7)	(111.2)	(8.6)
EBO loan-related revenue[2]	283.7	25.9	206.0	16.4	95.0	7.4
Servicing expenses:						
Operating expenses	(109.5)	(10.0)	(106.6)	(8.5)	(120.4)	(9.4)
Payoff-related expense[3]	(43.7)	(4.0)	(33.0)	(2.6)	(26.8)	(2.1)
Losses and provisions for defaulted loans	(9.4)	(0.9)	(13.6)	(1.1)	(13.5)	(1.0)
EBO loan transaction-related expense	(8.0)	(0.7)	(3.9)	(0.3)	(2.1)	(0.2)
Financing expenses:						
Interest on ESS	(1.3)	(0.1)	-	-	-	-
Interest to third parties	(37.4)	(3.4)	(30.6)	(2.4)	(31.2)	(2.4)
Pretax income excluding valuation-related changes	**$ 258.4**	**23.6**	**$ 217.9**	**17.3**	**$ 86.0**	**6.7**
Valuation-related changes						
MSR fair value[4]	306.1		(58.4)		324.1	
ESS liability fair value	(1.0)		-		-	
Hedging derivatives gains (losses)	(442.2)		(37.7)		(217.9)	
Provision for losses on active loans[5]	20.4		4.3		32.9	
Servicing segment pretax income	**$ 141.7**		**$ 126.1**		**$ 225.2**	
Average servicing portfolio UPB	**$ 437,826**		**$ 503,176**		**$ 514,077**	

- Operating revenue was essentially unchanged; operating expenses as a percentage of average servicing portfolio UPB increased from 4Q21 due to seasonal impacts but declined from 1Q21
- Realization of MSR cash flows increased driven by higher average MSR values during the quarter
- EBO loan-related revenue decreased $111 million driven by lower volumes and redelivery gains due to higher interest rates
- Payoff-related expense from prepayments decreased $6.2 million

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows
(5) Considered in the assessment of MSR fair value changes

13

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS OVER TIME

PENNYMAC FINANCIAL SERVICES

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
($559)
$405
$528
($1,110)
$943
$1,964
($68)
($476)
$1,044
$324
($218)
$9
2019
2020
2021
1Q22

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 1Q22, MSR fair value increased significantly[1] :
  - Driven by higher mortgage rates, resulting in expectations for lower prepayment activity in the future
- Partially offset by hedging and other losses
  - Primarily driven by higher interest rates

[1] Before recognition of realization of cash flows

14

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 15 • Net AUM as of March 31, 2022 were $2.2 billion, down 6% from December 31, 2021 and 6% from March 31, 2021 ‒ Decrease in AUM primarily due to PMT’s net loss in 1Q22 • Investment Management segment revenues were $10.1 million, down 3% from 4Q21 and up 6% from 1Q21 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.4 $2.4 $2.2 3/31/21 12/31/21 3/31/22 $9.6 $10.5 $10.1 1Q21 4Q21 1Q22 Base management fees & other revenue

APPENDIX

17 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL LONG-TERM GROWTH POTENTIAL $519 billion outstanding IN SERVICING(2) YEARS FOR PFSI AS A PUBLIC COMPANY 8 14 YEARS OF OPERATIONS PMT #3 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION(1) IS A LEADING RESIDENTIAL MORTGAGE REIT #6 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are as of 3/31/22 unless otherwise noted. (1) Inside Mortgage Finance for the 12 months ended 3/31/22. (2) Inside Mortgage Finance as of December 31, 2021. $2.2 billion in assets under management 12-year track record 2+ million customers $201 billion LTM 1Q22

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 18 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third-party sellers - PFSI earns gains on delegated government-insured and non-delegated loans - Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government-insured loans Broker direct origination launched in 2018 LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage-related assets: - GSE credit risk transfer investments - MSR investments - Investments in prime non-agency MBS and asset-backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well-positioned to navigate the current market and regulatory environment

19 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, consumer direct and broker direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase-money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 3rd largest in the U.S.(1) Loan Servicing 6th largest in the U.S.(2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. (1) Inside Mortgage Finance for the 12 months ended 3/31/22 (2) Inside Mortgage Finance as of December 31, 2021

11% 19% 20% 22% 26% 13% 22% 61% 29% 20% 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 1Q22 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.8 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E U.S. Origination Market (in trillions) 0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield 20 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Inside Mortgage Finance (3) Bloomberg (4) Inside Mortgage Finance for historical data. Industry purchase mix for 1Q22 represents the average of Mortgage Bankers Association (4/13/22), Fannie Mae (4/11/22), and Freddie Mac (4/18/22) estimates. (1) (2) (3) (4) Average: 25% 48% 75% 64% 61% 73% 80% 63% 40% 45% 52% 40% 58% 53% 49% 63% 71% 54% 36% 42% 52% 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 PFSI Purchase Mix Industry Purchase Mix

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM SUCCESS

PENNYMAC FINANCIAL SERVICES

2008

Operations launched; de novo build of legacy-free mortgage servicer

Raised $500 million of capital in private opportunity funds

2009

PMT formed in an initial public offering raising $320 million

Correspondent group established with a focus on operations development and process design

2010

Added servicing leadership for prime portfolio and to drive scalable growth

Correspondent system launches

2011

Expanded infrastructure with flagship operations facility in Moorpark, CA

Correspondent leadership team expands

2012

Expanded infrastructure in Tampa, FL

Became largest non-bank correspondent aggregator

2013

PFSI completed initial public offering

Expanded infrastructure in Fort Worth, TX

2014

Continued organic growth and servicing portfolio UPB reaches $100 billion[(1)]

2015

PFSI stockholders' equity surpasses $1 billion

2016

Substantial growth in PFSI's consumer direct capacity

2017

PFSI issued MSR-backed term notes

2018

PFSI launched broker-direct lending channel

PFSI completes corporate reorganization

2019

Achieved position as the largest correspondent aggregator in the U.S.

PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020

Record production volumes across all channels; nearly $200 billion in UPB[(1)]

PFSI issued inaugural $650 million of unsecured Senior Notes

2021

PFSI issued an additional $1.15 billion of unsecured Senior Notes

Servicing portfolio surpasses 2 million customers[(1)]

2022

Launched "Greatness Lives Here" brand marketing campaign celebrating home as the foundation for achieving life's aspirations

- **Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners**
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- **Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control**

(1) All figures are for PFSI and include volume fulfilled or subserviced for PMT

21

0.0% 1.0% 2.0% 3.0% 4.0% 1.51% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 22 Macroeconomic Metrics(3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 5.10% as of 4/28/22 (2) U.S. Department of the Treasury. 2.82% as of 4/28/22 (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 2/28/22. Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance. 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 10-year Treasury bond yield 1.7% 1.5% 1.5% 1.5% 2.3% 2/10 year Treasury yield spread 1.6% 1.2% 1.2% 0.8% 0.0% 30-year fixed rate mortgage 3.2% 3.0% 3.0% 3.1% 4.7% Secondary mortgage rate 2.0% 1.9% 2.0% 2.1% 3.5% U.S. home price appreciation (Y/Y % change) 13.3% 18.7% 19.7% 18.8% 19.8% Residential mortgage originations (in billions) $1,230 $1,125 $1,090 $995 $725 Average 30-year fixed rate mortgage(1) 10-year Treasury Bond Yield(2) 2.34% 4.67% 3.11%

23 MSR ASSET VALUATION (1) Weighted average Mortgage Servicing Rights Pool UPB $290,760 Coupon(1) 3.2% Servicing fee/spread(1) 0.35% Prepayment speed assumption (CPR)(1) 8.9% Fair value $4,707.0 As a multiple of servicing fee 4.68 March 31, 2022 Unaudited ($ in millions)

TRENDS IN DELINQUENCIES, FORBEARANCE AND LOSS MITIGATION

30+ Day Delinquency Rate and Forbearance Trend[1]



7.2%
6.4%
15.1%
12.4%
14.1%
10.1%
12.6%
7.8%
10.2%
6.3%
9.0%
4.9%
8.3%
3.2%
7.0%
1.5%
6.0%
1.3%
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
Forbearance Rate
30+ Day Delinquency Rate

Forbearance Outcomes[2]



1.5%
0.3%
0.4%
0.0%
0.1%
0.7%
0.6%
1.3%
12/31/21
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
3/31/22
Beginning period forbearance
Ending period forbearance

- Overall mortgage delinquency rates have returned to pre-pandemic levels; however, delinquency rates of seriously delinquent loans (90+ days) remain elevated
- In PFSI's predominately government MSR portfolio, approximately 275,000 borrowers have been enrolled in a forbearance plan related to COVID-19 since the enactment of the CARES Act
  - Through March 31, approximately 257,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full
- Servicing advances outstanding decreased to approximately $525 million at March 31, 2022 from $564 million at December 31, 2021
  - No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations
- Of the 0.3% reduction in forbearance related to re-performance
  - 0.1% were forbearances that remained current or went delinquent and subsequently became current
  - 0.2% were FHA Partial Claims or completed modifications

Note: Figures may not sum due to rounding
[1] Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e. not UPB). As of 3/31/22, 30+ day delinquency units amounted to 81,282, forbearance units amounted to 18,013, total portfolio units were 1,348,421, and portfolio UPB was $296 billion.
[2] Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance

24

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 25 First Lien Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 1Q21 2Q21 3Q21 4Q21 1Q22 Correspondent Acquisitions Conventional Conforming 33,762 $ 30,479 $ 28,605 $ 17,157 $ 9,769 $ Government 17,440 16,175 15,375 15,651 12,730 Total 51,202 $ 46,654 $ 43,980 $ 32,808 $ 22,500 $ Consumer Direct Originations Conventional Conforming 4,634 $ 5,012 $ 6,200 $ 6,311 $ 4,553 $ Government 6,023 5,661 4,932 4,289 3,669 Total 10,657 $ 10,672 $ 11,131 $ 10,600 $ 8,222 $ Broker Direct Originations Conventional Conforming 3,959 $ 3,246 $ 3,086 $ 2,823 $ 1,979 $ Government 1,158 728 902 860 560 Jumbo - - - - 2 Total 5,117 $ 3,974 $ 3,988 $ 3,684 $ 2,541 $ Total acquisitions/originations 66,976 $ 61,300 $ 59,099 $ 47,092 $ 33,262 $ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 33,762 $ 30,479 $ 28,605 $ 17,157 $ 9,769 $

INTEREST RATE LOCKS BY PRODUCT 26 Note: Figures may not sum exactly due to rounding First Lien Locks Unaudited ($ in millions) 1Q21 2Q21 3Q21 4Q21 1Q22 Correspondent Locks Conventional Conforming 33,998 $ 30,332 $ 29,411 $ 14,717 $ 10,194 $ Government 17,064 15,657 16,230 15,544 12,487 Total 51,062 $ 45,990 $ 45,641 $ 30,261 $ 22,682 $ Consumer Direct Locks Conventional Conforming 6,337 $ 7,486 $ 9,625 $ 8,264 $ 5,242 $ Government 7,047 6,621 6,701 5,937 3,861 Jumbo - - - - 8 Total 13,384 $ 14,108 $ 16,326 $ 14,200 $ 9,112 $ Broker Direct Locks Conventional Conforming 4,634 $ 3,387 $ 3,745 $ 2,884 $ 2,732 $ Government 1,036 1,119 1,131 984 784 Jumbo - - - - 10 Total 5,671 $ 4,506 $ 4,876 $ 3,867 $ 3,527 $ Total locks 70,117 $ 64,604 $ 66,843 $ 48,329 $ 35,320 $

1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 2Q21 3Q21 4Q21 1Q22 Government-insured 707 702 700 693 691 Government-insured 37 42 42 42 43 Conventional 761 757 755 750 750 Conventional 34 34 35 36 36 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 2Q21 3Q21 4Q21 1Q22 Government-insured 719 708 706 704 708 Government-insured 39 39 40 40 40 Conventional 757 748 744 742 738 Conventional 32 33 33 34 35 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 2Q21 3Q21 4Q21 1Q22 Government-insured 743 726 731 720 702 Government-insured 43 43 42 44 43 Conventional 767 760 760 755 754 Conventional 33 34 34 35 36 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 27 Correspondent Consumer Direct Broker Direct

ADJUSTED EBITDA 28 ($ in millions) 1Q21 4Q21 1Q22 Net income 376.9 $ 173.1 $ 173.6 $ Provision for income taxes 129.1 61.0 60.9 Income before provisions for income taxes 506.0 234.1 234.5 Depreciation and amortization 7.6 6.9 7.0 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (306.1) 58.4 (324.1) Increase (decrease) in fair value of ESS payable to PennyMac Mortgage Investment Trust 1.0 - - Hedging losses (gains) associated with MSRs 442.2 37.7 217.9 Stock-based compensation 10.9 9.1 9.3 Interest expense on corporate debt and capital base 12.7 24.0 23.4 Adjusted EBITDA 674.3 $ 370.3 $ 168.0 $